Exhibit 99.01

MEDIA CONTACT:
Kasey Holman
Media Relations – Silicon Image, Inc.
Phone: 1-408-616-4192
Kasey.Holman@SiliconImage.com

INVESTOR CONTACT:
David H. Allen
Investor Relations – Silicon Image, Inc.
Phone: 1-408-616-4003
David.Allen@SiliconImage.com

SILICON IMAGE REPORTS SECOND QUARTER 2008 FINANCIAL RESULTS

SUNNYVALE, Calif., July 24, 2008 -- Silicon Image, Inc. (Nasdaq: SIMG), a leader in semiconductors and intellectual property for the secure storage, distribution and presentation of high-definition content, today reported financial results for its second quarter ended June 30, 2008.

Revenue for the second quarter of 2008 was $70.1 million, compared to $67.1 million for the first quarter of 2008 and $79.8 million for the second quarter of 2007.

GAAP net loss for the second quarter of 2008 was $0.5 million, or $0.01 per diluted share, compared to a GAAP net loss of $0.6 million, or $0.01 per diluted share, for the first quarter of 2008 and GAAP net income of $4.4 million, or $0.05 per diluted share, for the second quarter of 2007.

Non-GAAP net income for the second quarter of 2008 was $5.0 million, or $0.07 per diluted share, compared to $3.4 million, or $0.04 per diluted share, for the first quarter of 2008 and $8.5 million, or $0.10 per diluted share, for the second quarter of 2007. Non-GAAP net income excludes stock-based compensation expense and amortization of intangible assets.

A reconciliation of GAAP and non-GAAP items is provided in a table immediately following the Condensed Consolidated Statements of Operations.

“Our financial results for the second quarter marked continued progress toward our targeted financial goals for 2008,” said Steve Tirado, Silicon Image’s president and chief executive officer. “We are particularly pleased with another strong gross margin performance this quarter at 58 percent of revenue. Our focus throughout 2008 remains on delivering financial performance in line with our stated goals and bringing new products and technologies to market that will position Silicon Image for growth over the next several years.”

1060 E. Arques Avenue, Sunnyvale, CA 94805	408.616.4000	www.siliconimage.com

Second Quarter Highlights

•
InstaPortTM technology introduction enabling a switching times of less than a second between HDMI devices connected to a DTV, compared to the traditional switching times of 4-7 seconds. Video and audio sync times when changing from a set top box to a DVD player or any other device no longer “lags” to the point of consumer dissatisfaction.

•
New DTV Input Processors (SiI9251 and SiI9261) supporting 4 high performance 36 bit component analog and 4 high performance HDMI 1.3 ports.  Key technologies include ChromavivTM color calibration, deep color, x.v color support, MHLTM technology and InstaPort high speed port switching.

•	New Port Processors (SiI9285 and SiI9287) incorporating MHL technology for low pin count multi-function mobile device connectivity and InstaPort high speed port switching.

•	New 12 megapixel camera processor IP core offering advanced camera functionality only found in digital still cameras to mobile phones, portable media players and other mobile devices.

•
SteelVineTM Storage Processors support new Intel chipsets with its Advanced Host Controller Interface (AHCI) version 1.2 Serial ATA driver.  Removes need for additional discrete port multiplier aware SATA controller.

•
ASUSTeK Computer introduces seven new ASUS P5Q channel motherboards incorporating Silicon Image’s SteelVine SiI5723 storage processor and the new ASUS Drive Xpert™ management utility software jointly developed by Silicon Image and ASUSTeK.

•
Samsung Electronics and Simplay LabsTM launch the Simplay HD Self-Testing Pilot Program.  The program will include on-site Simplay testing equipment installation, technician training and certification, quality control, collaborative test specification reviews and integration with product development and supply chain processes.

•
Mobile Handset Industry Leaders forms a working group to drive new memory interface standard - Serial Port Memory Technology (SPMTTM), the first-of-its-kind memory standard for dynamic random access memory (DRAM).  ARM, Hynix Semiconductor Inc, LG Electronics, Samsung Electronics, Silicon Image, Sony Ericsson Mobile Communications AB and ST Microelectronics constitute the working group. SPMT provides a low power high performance solution that can extend battery life, reduce pin count 50% or more over DDR interfaces and offers single or multiple ported capability in a single SPMT memory chip.

•	Silicon Image appoints Rashid Osmani to lead its global engineering organization. Osmani brings over 25 years of management and product development experience at leading technology companies.

•	HDMI LLC appoints Steve Venuti as its new president.

Financial Outlook

The following is Silicon Image’s current financial outlook for the third quarter of 2008:

•	Revenue: $75 million - $77 million
•	Gross margin: 56% - 57%
•	GAAP operating expenses: $43 million - $44 million
•	Non-GAAP operating expenses: $33 million - $34 million
•	Interest Income: $0.9 million - $1.0 million
•	Effective tax rate: 30% - 35%
•	Diluted shares outstanding: approximately 75 million

For the full year of 2008, Silicon Image expects

•	Revenue: $284 million - $289 million
•	Gross margin: 57% - 58%
•	GAAP operating expenses: $171 million - $173 million
•	Non-GAAP operating expenses: $140 million - $142 million
•	Effective tax rate: 30% - 35%
•	Diluted shares outstanding: approximately 75 million on December 31, 2008

Use of Non-GAAP Financial Information

Silicon Image presents and discusses gross margin, operating expenses, net income and basic and diluted net income (loss) per share in accordance with Generally Accepted Accounting Principles (GAAP) and on a non-GAAP basis for informational purposes only. Silicon Image believes that non-GAAP reporting,  giving effect to the adjustments shown in the attached reconciliation, provides meaningful information and therefore uses non-GAAP reporting to supplement its GAAP reporting and internally in evaluating operations, managing and monitoring performance, and determining bonus compensation. Further, Silicon Image uses non-GAAP information as certain non-cash charges such as amortization of intangibles and stock based compensation do not reflect the cash operating results of the business.  Silicon Image has chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of its operating results and to illustrate the results of operations giving effect to such non-GAAP adjustments. The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

Conference Call

The company will host an investor conference call today to discuss its second quarter results at 2:00 p.m. Pacific Time and will web cast that event. To access the conference call, dial 719-325-4770 and enter pass code 1154504. The webcast will be accessible on Silicon Image's investor relations website at http://www.SiliconImage.com. A replay of the conference call will be available within two hours of the conclusion of the conference call though August 7, 2008. To access the replay, please dial 719-457-0820 and enter pass code 1154504.

About Silicon Image, Inc.

Silicon Image, Inc. is a global leader in driving the architecture and semiconductor implementation for the secure storage, distribution and presentation of high-definition content in the consumer electronics, personal computing, and mobile device markets. With a rich history of technology innovation that includes creating industry standards such as SATA, DVI and HDMI, Silicon Image partners with the world’s leading entertainment creators and electronics manufacturers to deliver digital HD content to consumers anytime, anywhere, on any device. Silicon Image is also a leading provider of semiconductor intellectual property solutions for high-definition multimedia and data storage applications. Additionally, Simplay Labs, LLC, a wholly-owned subsidiary of Silicon Image, offers robust testing tools, technologies, support services, consulting and product certification to electronics manufacturers to maximize performance, interoperability and ensure the highest-quality HD experience to consumers. With engineering, sales and customer support facilities located throughout North America, Asia and Europe, Silicon Image (NASDAQ: SIMG) is globally headquartered in Sunnyvale, California. For more information, please visit www.SiliconImage.com.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of federal securities laws and regulations. These forward-looking statements include, but are not limited to, statements related to Silicon Image's future operating results, including revenue, gross margins, operating expenses, interest income, tax rates and shares outstanding in the third quarter of 2008 and for the full year of 2008, the company’s ability to deliver financial performance in line with its stated goals and new products and technologies to market. These forward-looking statements involve risks and uncertainties, including the company’s ability to deliver financial performance in line with its stated goals and new products and technologies to market and other risks and uncertainties described from time to time in Silicon Image's filings with the Securities and Exchange Commission (SEC).  These risks and uncertainties could cause the actual results to differ materially from those anticipated by these forward-looking statements. In addition, see the Risk Factors section of the most recent Form 10-K filed by Silicon Image with the U.S. Securities and Exchange Commission. These forward looking statements are made of the date of this press release, and Silicon Image assumes no obligation to update any such forward-looking information.

NOTE: Silicon Image and Simplay HD are trademarks, registered trademarks or service marks of Silicon Image, Inc. in the United States and other countries. HDMI™ and High-Definition Multimedia Interface are trademarks or registered trademarks of HDMI Licensing, LLC in the United States and other countries, and are used under license from HDMI Licensing, LLC. All other trademarks and registered trademarks are the property of their respective owners.

###

SILICON IMAGE, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
Unaudited

	June 30, 2008	December 31, 2007
Assets
Current Assets:
Cash and cash equivalents	$106,545	$137,822
Short-term investments	78,911	111,889
Accounts receivable, net	28,636	21,254
Inventories	17,686	20,198
Prepaid expenses and other current assets	12,201	13,732
Deferred income taxes	4,486	3,984
Total current assets	248,465	308,879
Property and equipment, net	23,790	24,191
Goodwill	19,210	19,210
Intangible assets, net	36,095	39,269
Deferred income taxes, non-current	22,199	19,978
Other assets	1,444	1,421
Total assets	$351,203	$412,948
Liabilities and Stockholders’ Equity
Current Liabilities:
Accounts payable	$21,707	$17,892
Accrued liabilities and other current liabilities	28,574	36,996
Deferred license revenue	4,295	3,860
Deferred margin on sales to distributors	27,986	26,443
Current liabilities	82,562	85,191
Other long-term liabilities	11,029	13,910
Total liabilities	93,591	99,101
Stockholders’ Equity:
Total stockholders’ equity	257,612	313,847
Total liabilities and stockholders’ equity	$351,203	$412,948

SILICON IMAGE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)
	Three months ended			Six months ended
	June 30, 2008	March 31, 2008	June 30, 2007	June 30, 2008	June 30, 2007
Revenue:
Product	$61,836	$57,187	$66,532	$119,023	$122,871
Licensing	8,247	9,926	13,239	18,173	26,019
Total revenue	70,083	67,113	79,771	137,196	148,890
Cost of revenue and operating expenses:
Cost of revenue (1)	29,107	28,137	36,938	57,244	67,696
Research and development (2)	22,298	21,542	19,025	43,840	36,220
Selling, general and administrative (3)	19,067	18,318	17,151	37,385	34,295
Amortization of intangible assets	1,587	1,587	537	3,174	1,152
Total cost of revenue and operating expenses	72,059	69,584	73,651	141,643	139,363
Income (loss) from operations	(1,976)	(2,471)	6,120	(4,447)	9,527
Interest income and other, net	1,380	1,916	3,290	3,296	6,316
Income (loss) before provision for income taxes	(596)	(555)	9,410	(1,151)	15,843
Provision (benefit) for income taxes	(134)	7	5,038	(127)	8,555
Net income (loss)	$(462)	$(562)	$4,372	$(1,024)	$7,288

Net income (loss) per share – basic and diluted	$(0.01)	$(0.01)	$0.05	$(0.01)	$0.08
Weighted average shares – basic	73,399	80,987	86,737	77,257	86,781
Weighted average shares – diluted	73,399	80,987	88,817	77,257	89,156
_________________
(1) Includes stock-based compensation expense	$431	$350	$443	$781	$789
(2) Includes stock-based compensation expense	2,213	1,234	2,056	3,447	4,364
(3) Includes stock-based compensation expense	3,614	2,439	2,687	6,053	4,065

SILICON IMAGE, INC.
GAAP NET INCOME (LOSS) TO NON-GAAP NET INCOME  RECONCILIATION
(In thousands, except per share amounts)
(unaudited)
	Three months ended			Six months ended
	June 30, 2008	March 31, 2008	June 30, 2007	June 30, 2008	June 30, 2007

GAAP Net income (loss)	$(462)	$(562)	$4,372	$(1,024)	$7,288

Non-GAAP adjustments:
Stock-based compensation expense (1)	6,258	4,023	5,186	10,281	9,218
Amortization of intangible assets (2)	1,587	1,587	537	3,174	1,152
Non-GAAP Net income before tax adjustments	7,383	5,048	10,095	12,431	17,658

Income tax effects on above adjustments	(2,354)	(1,683)	(1,560)	(4,037)	(2,807)
Non-GAAP net income	$5,029	$3,365	$8,535	$8,394	$14,851

Non-GAAP net income per share — basic and diluted	$0.07	$0.04	$0.10	$0.11	$0.17

Weighted average shares — basic	73,399	80,987	86,737	77,257	86,781
Weighted average shares — diluted	74,815	81,574	88,817	78,226	89,156

(1) For the three months and six months ended June 30, 2008 and 2007, and for the three months ended March 31, 2008, these adjustments represent the non-cash amortization of stock-based compensation associated with the adoption of SFAS No. 123 (R) Share-based Payment..

Cost of Revenue	$431	$350	$443	$781	$789
Research and Development	2,213	1,234	2,056	3,447	4,364
Selling, General and Administrative	3,614	2,439	2,687	6,053	4,065
Total	$6,258	$4,023	$5,186	$10,281	$9,218

(2) This adjustment represents expenses for the amortization of intangible assets recorded in connection with our acquisitions. These on-going expenses pertain to intangible assets that are not expected to be replaced when fully amortized, as might a depreciable tangible asset.

SILICON IMAGE, INC.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(unaudited)
	Six months ended
	June 30, 2008	June 30, 2007
Cash flows from operating activities:
Net income (loss)	$(1,024)	$7,288
Adjustments to reconcile net income (loss) to cash provided by operating activities:
Depreciation	5,257	5,027
Amortization of intangible assets	3,174	1,152
Provision for doubtful accounts	534	1,544
Stock-based compensation expense	10,281	9,218
Income tax benefit (deficiency) from employee based compensation plans	(501)	84
Excess tax benefits from employee stock transactions	(304)	(1,345)
(Accretion)/Amortization of investment (discount)/premium	378	(164)
Realized gain on investments	(52)	(17)
Loss on disposal of property and equipment	402	695
Changes in assets and liabilities:
Accounts receivable	(7,781)	(3,639)
Inventories	2,512	5,697
Prepaid expenses and other assets	1,508	(9,673)
Deferred income taxes	(2,723)	637
Accounts payable	(1,745)	5,980
Accrued liabilities and other liabilities	(361)	(17,467)
Deferred revenue	435	(2,312)
Deferred margin on sales to distributors	1,543	1,375
Cash provided by operating activities	11,533	4,080
Cash flows from investing activities:
Proceeds from sales and maturities of short-term investments	144,681	64,346
Purchases of short-term investments	(111,937)	(18,657)
Business acquisition, net of cash acquired	-	(13,751)
Purchases of property and equipment	(4,622)	(7,609)
Purchase of intellectual property	-	(10,000)
Cash provided by investing activities	28,122	14,329
Cash flows from financing activities:
Proceeds from issuances of common stock, net	3,084	9,679
Excess tax benefits from employee stock transactions	304	1,345
Payment for vendor financed software and intangibles purchased	(6,153)	(528)
Payments to acquire treasury stock	(68,180)	(31,140)
Cash used in financing activities	(70,945)	(20,644)
Effect of exchange rate changes on cash and cash equivalents	13	(125)
Net increase (decrease) in cash and cash equivalents	(31,277)	(2,360)
Cash and cash equivalents — beginning of period	137,822	81,921
Cash and cash equivalents — end of period	$106,545	$79,561

Supplemental cash flow information:
Cash payment for interest	$19	$33
Cash payment for income taxes	1,215	25,576
Unrealized net gain (loss) on investment security	(30)	135
Property and equipment purchased but not paid for	636	2,674